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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 23, 2002

                              DYNEGY HOLDINGS INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                   0-29311                  94-3248415
(State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                  Identification No.)

                           1000 Louisiana, Suite 5800
                              Houston, Texas 77002
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (713) 507-6400

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

     On October 23, 2002, Dynegy Inc. ("Dynegy"), the wholly owning parent company of Dynegy Holdings Inc., issued a press release announcing that Bruce A. Williamson, a former Duke Energy executive with more than 20 years of experience in energy and finance, has been named Dynegy's president and chief executive officer and elected to the board of directors. Williamson's appointments, which were unanimously approved by Dynegy's board of directors, are effective immediately. Dynegy also reported that Sheli Rosenberg, vice chairman of Equity Group Investments, has resigned from Dynegy's board of directors. A copy of Dynegy's October 23rd press release is attached hereto as exhibit 99.1 and is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

a) Financial Statements of Business Acquired - Not Applicable.

b) Pro Forma Financial Information - Not Applicable.

c) Exhibits:

     99.1 Press release of Dynegy Inc. dated October 23, 2002.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DYNEGY HOLDINGS INC.

                                    BY:   /s/ Keith R. Fullenweider
                                          -----------------------------------
                                          Keith R. Fullenweider
                                          Senior Vice President,
                                          Deputy General Counsel and Secretary

Dated:  October 23, 2002